UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d)

of the Securities Exchange Act of 1934

Commission File No. 000-53538

Date of Report (Date of earliest event reported)

February 3, 2012

DISABILITY ACCESS CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	20-5702367
(State or other jurisdiction of	(IRS Employer Identification Number)
Incorporation or organization)

720 W. Cheyenne Ave., Suite 210
North Las Vegas, NV	89030
(Address of principal executive offices)	(Zip code)

(702) 882-3999

 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2):

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Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICER

On February 3, 2012, Disability Access Corporation, (the “Company”) accepted the resignation from Phillip Flaherty as a member of the Board of Directors of the Company. Effective as of the same date, to fill the vacancy created by Mr. Flaherty’s resignation, the Board of Director appointed Mr. Marc Pintar as a member of the Board of Directors.

On February 3, 2012, the Company’s subsidiary, Disability Access Consultants, Inc. (“DAC”), dismissed Barbara Thorpe from the Board of Directors of DAC by the affirmative vote of holders of a majority of the Company’s outstanding voting shares.  Ms. Thorpe will continue to serve as President of DAC.  Effective as of the same date, to fill the vacancy created by Ms. Thorpe’s dismissal, Peter Chin was appointed as a member of the Board of Directors of DAC. Mr. Chin will retain his position as a member of the Board of Directors and sole officer of DAC in addition to Chairman of the Board of Directors and sole officer of Disability Access Corporation.

Biographical Information for Marc Pintar

With over 15 years of business experience Marc Pintar began his career at Farmers Insurance as the youngest member of the management team in the company’s history. Marc went on to train divisions at GE in 2001-2003 and American Family Insurance in 2003-2006, resulting in a 5%-8% increase in recovery. In late 2006 Marc focused on his MBA. Marc has traveled extensively, world-wide, and lived overseas in 2007 and 2011. While abroad he gained knowledge in global economics and international finance working as an independent consultant. He has proven abilities in analysis, negotiations, strategic management and leadership. After receiving his MBA in 2008 Marc worked as an independent management consultant where he decreased overall costs by $1,200,000 annually for his client. Over the years Marc has been a key member of several start-up companies including a private Arizona consulting firm in 2009 as the COO, where he increased workforce productivity, influenced growth, and reduced turnover. In 2010, Marc continued to work as an independent consultant and assisted in bringing public companies current and has held officer and director positions in several public companies including PTS, Inc., Reynaldo’s Mexican Food Company, Inc., Videolocity International, Inc., Zamage Digital Art Imaging, Inc., Eline Entertainment Group, Inc. Global Medical Products Holdings, Inc., and Skybridge Technology Group, Inc. Marc holds a Bachelor of Science degree in Management Systems (operation management) from Arizona State University, a MBA degree, with honors, from Regis University, and received his Six Sigma Greenbelt Certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DISABILITY ACCESS CORPORATION

Date:	February 8, 2012	By: /s/ Peter Chin
Peter Chin
President